SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 6, 2002

                          Trenwick America Corporation
             (Exact Name of Registrant as Specified in its Charter)

Delaware                                  0-31967                06-1087672
State or Other Jurisdiction             (Commission            (IRS Employer
of Incorporation)                       File Number)         Identification No.)

One Canterbury Green
Stamford, Connecticut                                               06901
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code (203) 353-5500

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. - Other Events

      On September 6, 2002, Trenwick Group Ltd. ("Trenwick"), the ultimate parent company of Trenwick America Corporation, entered into a Settlement Agreement, a Second Amended and Restated Catastrophe Equity Securities Issuance Option Agreement and Amendment No. 1 to Registration Rights Agreement, each dated September 6, 2002, pursuant to which Trenwick and European Reinsurance Company of Zurich ("European Re") agreed to the settlement of the outstanding arbitration between Trenwick and European Re and the purchase by European Re of 550,000 Series B Cumulative Convertible Perpetual Preferred Shares of Trenwick for a purchase price of $40,000,000.

      On September 6, 2002, Trenwick issued a press release announcing the transaction. A copy of the press release is filed herewith as Exhibit 99.5 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Settlement Agreement, dated as of September 6, 2002, between Trenwick Group Ltd. and European Reinsurance Company of Zurich.

99.2 Second Amended and Restated Catastrophe Equity Securities Issuance Option Agreement, dated as of September 6, 2002, between Trenwick Group Ltd. and European Reinsurance Company of Zurich.

99.3 Certificate of Designation, Preferences and Rights of Series B Cumulative Convertible Perpetual Preferred Shares of Trenwick Group Ltd.

99.4 Amendment No. 1 to Registration Rights Agreement, dated as of September 6, 2002, between Trenwick Group Ltd. and European Reinsurance Company of Zurich.

99.5  Press release of Trenwick Group Ltd. issued September 6, 2002.


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                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION


                                            By: /s/ Stephen H. Binet
                                               ---------------------------------
                                                Stephen H. Binet
                                                President and
                                                Chief Executive Officer

Dated: September 10, 2002


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                                  EXHIBIT INDEX

Exhibit                  Description of Exhibit
-------                  ----------------------

99.1 Settlement Agreement, dated as of September 6, 2002, between Trenwick Group Ltd. and European Reinsurance Company of Zurich.

99.2 Second Amended and Restated Catastrophe Equity Securities Issuance Option Agreement, dated as of September 6, 2002, between Trenwick Group Ltd. and European Reinsurance Company of Zurich.

99.3 Certificate of Designation, Preferences and Rights of Series B Cumulative Convertible Perpetual Preferred Shares of Trenwick Group Ltd.

99.4 Amendment No. 1 to Registration Rights Agreement, dated as of September 6, 2002, between Trenwick Group Ltd. and European Reinsurance Company of Zurich.

99.5  Press release of Trenwick Group Ltd. issued September 6, 2002.